UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 9, 1998
                                                          -------------

                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


  Delaware                             1-13339             91-1826443
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(State or other jurisdiction of        (Commission         (IRS Employer
 incorporation or organization)        File No.)           Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                     97202
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(Address of principal executive offices)                   (Zip Code)


                                 (503) 232-8844
                                 --------------
              (Registrant's telephone number, including area code)
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Item 2.  Acquisition or Disposition of Assets

     On March 9, 1998, upon filing Articles of Merger with the Washington Secretary of State, Fred Meyer, Inc., a Delaware corporation (the "Company"), acquired Quality Food Centers, Inc., a Washington corporation ("QFC"), as a result of a merger through which QFC became a wholly owned subsidiary of the Company (the "QFC Merger"). The QFC Merger, as contemplated by the Agreement and Plan of Merger dated November 6, 1997, as amended on January 20, 1998, between the Company and QFC, was approved by the stockholders of Fred Meyer at a stockholders meeting held on March 5, 1998 and by the shareholders of QFC at a shareholders meeting held on March 6, 1998. Proxies for both meetings were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     On March 10, 1998, upon filing a Certificate of Merger with the Delaware Secretary of State, the Company acquired Food 4 Less Holdings, Inc., a Delaware corporation ("Food 4 Less"), as a result of a merger through which Food 4 Less became a wholly owned subsidiary of the Company (the "Food 4 Less Merger" and together with the QFC Merger, the "Mergers"). The Food 4 Less Merger, as contemplated by the Agreement and Plan of Merger dated November 6, 1997, as amended on January 20, 1998, between the Company and Food 4 Less, was approved by the stockholders of Fred Meyer at a stockholders meeting held on March 5, 1998, for which proxies were solicited pursuant to Section 14(a) of the Exchange Act, and by the stockholders of Food 4 Less through a consent solicitation that was completed on March 4, 1998.

     The Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Registration Statement on Form S-4 (No. 333-44871) filed by the Company (the "Joint Proxy Statement"), contains information regarding the Mergers, is filed as an exhibit to this Report and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of businesses acquired.

     The audited financial statements of QFC for the three previous fiscal years, and the accountants' report related thereto, set forth in QFC's Annual Report on Form 10-K for the fiscal year ended December 28, 1996, as amended by Forms 10-K/A, and the unaudited financial statements for the 36 week period ended September 6, 1997 set forth in QFC's Quarterly Report on Form 10-Q for the quarter ended September 6, 1997, as amended by Forms 10-Q/A, are filed as an exhibit to this Report and are incorporated herein by reference.

     The audited financial statements of Food 4 Less for the three previous fiscal years, and the accountants' report related thereto, set forth in Food 4 Less' Annual Report on Form

10-K for the year ended February 2, 1997, as amended by Form 10-K/A, and the unaudited financial statements for the period ended October 12, 1997 set forth in Food 4 Less' Quarterly Report on Form 10-Q for the quarter ended October 12, 1997 are filed as an exhibit to this Report and are incorporated herein by reference.

     Supplemental financial statements of the Company reflecting the acquisition of QFC will be filed by May 15, 1998 with an amendment to this Form 8-K.


     (b) Pro forma financial information.

     The information set forth under the caption "The FM/QFC Merger and FM/Food 4 Less Merger Unaudited Pro Forma Condensed Combined Financial Statements" in the Joint Proxy Statement, which is filed as Exhibit 99.1 to this Report, is incorporated herein by reference.


     (c) Exhibits.

     2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and QFC. Incorporated by reference from Appendix A to the Joint Proxy Statement.

     2.2 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Food 4 Less. Incorporated by reference from Appendix B to the Joint Proxy Statement.

     23.1 Consent of Deloitte & Touche LLP (Seattle office).

     23.2 Consent of Arthur Andersen LLP.

     99.1 Joint Proxy Statement. Incorporated by reference from the Company's Registration Statement on Form S-4 (No.
          333-44871).

     99.2 Financial Statements of QFC. Incorporated by reference from QFC's Annual Report on Form 10-K, as amended by Forms 10-K/A filed March 31, 1997, May 16, 1997 and July 23, 1997, for the fiscal year ended December 28, 1996, and from QFC's Quarterly Report on Form 10-Q, as amended by Form 10-Q/A filed October 28, 1997, for the quarter ended September 6, 1997.

     99.3 Financial Statements of Food 4 Less. Incorporated by reference from Food 4 Less' Annual Report on Form 10-K, as amended by Form 10- K/A filed December 8, 1997, for the fiscal year ended February 2, 1997, and from Food 4 Less' Quarterly Report on Form 10-Q for the quarter ended October 12, 1997.

                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: March 17, 1998

                                       FRED MEYER, INC.



                                       By: ROGER A. COOKE
                                           -------------------------------------
                                           Roger A. Cooke
                                           Senior Vice President, General
                                           Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.           Description                                    Sequential
-----------           -----------                                     Page No.
                                                                     ----------

     2.1 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and QFC. Incorporated by reference from Appendix A to the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Company's Registration Statement on Form S-4 (No. 333-44871).

     2.2 Agreement and Plan of Merger dated as of November 6, 1997, as amended on January 20, 1998, between the Company and Food 4 Less. Incorporated by reference from Appendix B to the Joint Proxy and Consent Solicitation Statement/Prospectus dated January 27, 1998, which is part of the Company's Registration Statement on Form S-4 (No. 333-44871).

     23.1 Consent of Deloitte & Touche LLP (Seattle office).

     23.2 Consent of Arthur Andersen LLP.

     99.1 Joint Proxy Statement. Incorporated by reference from the Company's Registration Statement on Form S-4 (No. 333-
          44871).

     99.2 Financial Statements of QFC. Incorporated by reference from QFC's Annual Report on Form 10-K, as amended by Forms 10-K/A filed March 31, 1997, May 16, 1997 and July 23, 1997, for the fiscal year ended December 28, 1996, and from QFC's Quarterly Report on Form 10-Q, as amended by Form 10-Q/A filed October 28, 1997, for the quarter ended September 6, 1997.

     99.3 Financial Statements of Food 4 Less. Incorporated by reference from Food 4 Less' Annual Report on Form 10- K, as amended by Form 10-K/A filed December 8, 1997, for the fiscal year ended February 2, 1997, and from Food 4 Less' Quarterly Report on Form 10-Q for the quarter ended October 12, 1997.